UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/22/2005

C. H. ROBINSON WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-23189

Delaware	41-1883630
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8100 Mitchell Road, Eden Prairie, MN 55344
(Address of principal executive offices, including zip code)

952-937-8500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

C.H. Robinson Worldwide, Inc. announced on November 22, 2005, that its Board of Directors, on November 18, 2005, declared an increase to its regular quarterly cash dividend from 7 1/2 cents ($0.075) per share to 13 cents ($0.13) per share, payable on January 3, 2006, to shareholders of record on December 9, 2005. The press release is attached as an exhibit to this report.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release dated November 22, 2005.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. H. ROBINSON WORLDWIDE, INC.

Date: November 22, 2005	By:	/s/ Chad M. Lindbloom
Chad M. Lindbloom
Vice President and CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated November 22, 2005